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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 13, 2001

                                 HealthAxis Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-13591                  23-2214195
        ------------                  -------                  ----------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)


               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
        ---


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Item 1. Other Events



         HealthAxis will hold its 2001 Annual Meeting of Shareholders on May 18, 2001.

         Pursuant to the proxy rules under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), HAI's shareholders are notified that the deadline for providing HAI timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the HAI's 2001 annual meeting of shareholders will be April 1, 2001. As to all such matters which HAI does not have notice on or prior to April 1, 2001, discretionary authority shall be granted to the persons designated in HAI's proxy related to the 2001 meeting to vote on such proposal. With respect to inclusion of shareholder proposals in HAI's proxy materials related to the 2001 meeting, shareholder proposal must be submitted to HAI at its office located at 2500 DeKalb Pike, East Norriton, Pennsylvania 19401, by April 1, 2001. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

Item 2. Financial Statements and Exhibits

        (a)      Financial Statements of business acquired.

                 None.

        (b)      Pro-forma Financial Information.

                 None.

        (c)      Exhibits.

                 None.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HEALTHAXIS INC.



Date: March 13, 2001                   By: /s/ James W. McLane
                                           -------------------------------------
                                           James W. McLane
                                           President and Chief Executive Officer